STRONG HIGH-YIELD BOND FUND


Supplement to Prospectus dated December 28, 1995


As of January 3, 1996, the Strong High-Yield Bond Fund's shares may not be offered or sold to residents of Kentucky, Louisiana, Missouri, Nebraska, Nevada, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Texas, Utah, and Guam. The prospectus and application for the Fund do not constitute offers to sell shares of the Fund in these jurisdictions. The Fund is in the process of registering its shares for sale in these jurisdictions. For more current information on the availability of the Fund's shares, please call 1-800-368-3863.


The date of this Prospectus Supplement is January 3, 1996.